                         MOORESVILLE SAVINGS BANK, SSB
                          MANAGEMENT RECOGNITION PLAN

     Mooresville Savings Bank, SSB (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan").

     Section 1.  Purpose of this Plan.  The purpose of this Plan is to provide
     ----------  --------------------
to the directors, officers and employees (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, Coddle Creek Financial Corp. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the board of directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors or officers of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

     Section 2.  Administration of this Plan.
     ----------  ---------------------------

            (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

            (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each award, (iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

            (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

          (d) Any unallocated, undistributed or forfeited shares of Common Stock held under this Plan shall be held by the Committee.

   Section 3. Shares of Common Stock Available Under the Plan.
   ---------- ------------------------------------------------

          The Plan shall acquire up to 26,979 shares of Common Stock of the Corporation. Such shares of Common Stock may be purchased by the Plan in the open market or, subject to approval of the Board of Directors of the Corporation, may be acquired through the issuance by the Corporation to the Plan of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the Board of Directors of the Corporation. Such shares shall be held or delivered by the Trustees or shall be allocated and distributed pursuant to the terms of this Plan.

   Section 4.  Eligibility and Awards.
   ----------  ----------------------

          (a) The Participants in this Plan to whom Awards may be made shall be the following: members of the Board, members of the board of directors of the Corporation or any Subsidiary, and such officers and employees of the Bank, the Corporation and/or of any Subsidiary as may be designated by the Committee.

          (b) As promptly as practicable after a determination is made that an Award of Common Stock is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of shares of Common Stock covered by the Award, and the terms upon which the Common Stock subject to the Award shall vest and be distributed to the Participant. Awards of Common Stock under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement which sets forth the terms and conditions of the Award of Common Stock (the "Stock Grant Agreement").

          (c) Notwithstanding anything to the contrary contained in Sections 4(a) and 4(b) above, no Participant shall have any right or entitlement to receive an Award hereunder, such awards being at the total discretion of the Committee.

   Section 5.  Vesting and Distribution of Common Stock.
   ----------  ----------------------------------------

          (a) Awards made under this Plan shall vest and the right of a Participant to the Award shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

          (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

          (c) In the event any Participant shall no longer be either a director or an employee of the Bank, the Corporation or any Subsidiary for any reason (whichever position resulted in the Award, as set forth in the Stock Grant Agreement), other than as provided in Sections 5(d) and 5(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested based upon the applicable schedule set forth in the Stock Grant Agreement shall be forfeited and, provided this Plan has not terminated pursuant to Section 14 below, shall be available again for Awards to Participants as may be determined by the Committee.

          (d) In the event that a Participant shall no longer be an employee or a director of the Bank, the Corporation or any Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), because of such Participant's disability or death, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

          (e) In the event that a Participant ceases to be an employee or a director of the Bank, the Corporation or a Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

          (f) Shares of Common Stock which have vested shall be distributed to the Participant or any transferee permitted by Section 11 (a "Permitted Transferee"), as the case may be, as soon as practicable after such shares of Common Stock have vested in accordance with the schedule contained in the Stock Grant Agreement.

          (g) The Corporation, the Bank and any Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for shares or delivery of any cash or other assets with respect to shares or otherwise pursuant to this Plan. Alternatively, the Corporation, Bank and any Subsidiary may deliver or release shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

          (h) Each Participant receiving an Award under this Plan shall deliver to the Bank a Stock Grant Agreement, which shall be signed by such Participant.

     Section 6. Restrictions on Selling of Shares.  Awards of Common Stock may
     ---------- ---------------------------------
not be sold, assigned, pledged or otherwise disposed of prior to the time that they are vested and distributed pursuant to the terms of this Plan. The Board or the Committee may require the Participant or his Permitted Transferee, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

     Section 7.  Effect of Award on Status of Participant.  The fact that an
     ----------  ----------------------------------------
Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the board of directors of the Corporation or any Subsidiary, nor any right to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

     Section 8.  Voting Rights; Dividends; Other Distributions. After an Award
     ----------  ---------------------------------------------
has been made, the Participant or Permitted Transferee shall be entitled to receive all cash dividends declared upon the shares awarded and to direct the Committee as to the voting of the shares which are covered by the Award and which are not yet vested and distributed to him, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock which have been awarded as to which Participants or Permitted Transferees have not directed the voting shall be voted by the Committee in the same proportion as the trustees of the Bank's Employee Stock Ownership Plan vote Common Stock held in trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

          Notwithstanding the foregoing, if a Participant or Permitted Transferee hereunder forfeits any Awards pursuant to the terms of this Plan, the Participant or Permitted Transferee, as applicable, shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends received by such Participant or Permitted Transferee with respect to such forfeited Awards.

     Section 9.  Adjustment Upon Changes in Capitalization; Dissolution or
     ----------  ---------------------------------------------------------
Liquidation.  In the event of a change in the number or type of shares of Common
-----------
Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment, by reason of a merger or consolidation of the Corporation, by reason of the sale by the Corporation of all or a substantial portion of its assets, or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

     Section 10.    Non-Transferability.  Prior to the time Awards become vested
     -----------    -------------------
and are distributed by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section
10. Awards which are transferred pursuant to this Section 10 shall be subject to the same terms and conditions as applied to the Participant. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

     Section 11.    Impact of Award on Other Benefits of Participant.  The value
     -----------    ------------------------------------------------
of any Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     Section 12.    Corporate Action.  The making of an Award under this Plan
     -----------    ----------------
shall not affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

     Section 13.    Exculpation and Indemnification.  In connection with this
     -----------    -------------------------------
Plan, no member of the Board, no member of the board of directors of the Corporation and no member of the Committee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the board of directors of the Corporation or the Committee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the board of directors of the Corporation, the members of the board of directors of any Subsidiary, and the Committee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

     Section 14.    Amendment and Modification of this Plan.  The Board may at
     -----------    ---------------------------------------
any time, and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award theretofore made to a Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

     Section 15.    Termination and Expiration of this Plan.  This Plan may be
     -----------    ---------------------------------------
abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no Award may be made under this Plan thereafter. Such termination shall not effect any Award theretofore made.

     Section 16.    Miscellaneous.
     -----------    -------------

     (a) This Plan has been adopted by the Board to be effective as of the date of approval of the Plan by the shareholders of the Corporation.

     (b) Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     (c) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary.

     (d) Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     (e) A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

STATE OF NORTH CAROLINA
COUNTY OF IREDELL
                                                           STOCK GRANT AGREEMENT

     THIS STOCK GRANT AGREEMENT (the "Agreement") is made and entered into as of the ____ of ___________________, _______ (the "Effective Date"), by and among
Mooresville Savings Bank, SSB (the "Bank"), and _____________________________ __________________ (the "Participant").

     WHEREAS, a Management Recognition Plan (the "Plan") was adopted by the Board of Directors of the Bank (the "Bank") and approved by the Board of Directors and by the shareholders of Coddle Creek Financial Corp., the holding
company of the Bank (the "Corporation") on   ____________, 1999.

     WHEREAS, it has been determined that it is desirable and in the best interest of the Bank to make an award (the "Award") of certain shares of the Common Stock of the Corporation, under the Plan, to the Participant, subject to certain restrictions as specified below; and

     WHEREAS, capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Plan.

     NOW, THEREFORE, the Parties agree as follows:

     1.   Date of Award.  The date of making the Award under this Agreement is
          -------------
the _____ day of _________________, 1999. This Award has been made in recognition of the Participant's status and service as a ____________________ of _____________________________________________. The Participant is ____ or _____
is not a director or executive officer of the Bank.

     2.   Award of Plan Shares. The Participant is awarded, in the aggregate,
          --------------------
___________________________ (__________) shares of Common Stock (the "Plan
Shares"), which shares become vested and nonforfeitable pursuant to paragraph 5 of this Agreement.

     3.   Investment Representation and Transfer Restrictions.
          ---------------------------------------------------

          (a) Investment Representation.  Participant makes and agrees to the
              -------------------------
investment representation, if any, attached hereto as Annex A, and the Management Recognition Plan Committee (the "Committee") may cause a legend to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such representation, as necessary.

          (b) Securities Law and Regulations.  The Participant agrees that the
              -------------------------------
Plan Shares shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Committee may cause a legend or legends to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such restrictions.

     4.   Vesting and Delivery of Plan Shares by the Committee.
          ----------------------------------------------------

          (a) Periodic Vesting.  Plan Shares shall vest and become
              ----------------
nonforfeitable in accordance with the following schedule:

               _________ shares on ___________________, 1999
               _________ shares on ___________________, 2000
               _________ shares on ___________________, 2001
               _________ shares on ___________________, 2002

In addition, Plan Shares shall become vested and nonforfeitable upon disability, death and a change in control as set forth in the Plan.

          (b) Delivery of Vested Plan Shares to the Participant.  After the date
              -------------------------------------------------
on which the Plan Shares have become vested as provided in this Agreement and in the Plan, the Committee shall deliver to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, or any other permitted recipient pursuant to the Plan, as applicable, certificates representing the Plan Shares which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee pursuant to paragraph 3 above.

          (c) Delivery of Forfeited Plan Shares.  If the Plan Shares, or any of
              ---------------------------------
them, are forfeited pursuant to the Plan, the Committee shall determine the appropriate disposition of such forfeited shares. Thereafter such forfeited shares shall cease to be subject to this Agreement.

     5.   Repayment of Dividends. If the Participant forfeits Plan Shares
          ----------------------
pursuant to the Plan, the Participant shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends received by the Participant with respect to forfeited Plan Shares as set forth in the Plan.

     6.   Designation of Beneficiary.  The Participant hereby designates the
          --------------------------
person(s) described on Annex B as the beneficiary or beneficiaries who shall be entitled to receive the Plan Shares and other assets, if any, distributable to the Participant upon his death. The Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

          If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated his beneficiary and shall receive the Plan Shares and other assets, if any, distributable to the Participant upon his death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may retain the Plan Shares and other assets, without liability for any interest in respect thereof, until the rights thereto are determined, or the Committee may transfer such Plan Shares into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Bank, the Corporation, and the Committee hereunder.

     7.   Effect of Award on Status of Participant.  The fact that an Award has
          ----------------------------------------
been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the Board, on the board of directors of the Corporation or on the board of directors of any Subsidiary, nor to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation or of any Subsidiary to remove the Participant from any such boards, or to terminate his employment at any time without prior notice.

     8.   Impact of Award on Other Benefits of Participant.  The value of the
          ------------------------------------------------
Plan Shares on the date of the Award or at the time the Plan Shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plans.

     9.   Tax Withholding.  All Plan Shares distributed pursuant to this
          ---------------
Agreement shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Plan Shares may then be sold or otherwise transferred by the Participant. The Participant acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

     10.  Notices.  Any notices or other communications required or permitted to
          -------
be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or three (3) business days after deposit in the United States mail by Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Bank or the Committee at the Bank's principal office address at 347 North Main Street, Mooresville, North Carolina 28115; and, if to the Participant, at his last address appearing on the books of the Bank. The Bank and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed as set forth above, as the case may be.

     11.  Construction Controlled by Plan.  The Plan, a copy of which is
          -------------------------------
attached hereto as Annex C, is incorporated herein by reference. The Award shall be subject to the terms and conditions of the Plan, and the Participant hereby assumes and agrees to comply with all of the obligations imposed upon the Participant in the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith.

     12.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     13.  Governing Law.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     14.  Modification of Agreement; Waiver.  This Agreement may be modified,
          ---------------------------------
amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto or their successors in interest. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

     15.  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the parties hereto, and their respective heirs, legatees, personal representatives, executors, and administrators, successors and assigns.

     16.  Entire Agreement.  This Agreement and the Plan constitute and embody
          ----------------
the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     17.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Bank has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by, authority of its Board of Directors first duly given; and each individual party hereto has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, all done this the day and year first above written.

                                      MOORESVILLE SAVINGS BANK, SSB



                                      By:____________________________
                                      __________________ President

ATTEST:


__________________________________
____________________Secretary


[Corporate Seal]

                                      PARTICIPANT


                                      ___________________________(SEAL)

                                    ANNEX A

                           Investment Representation
                           -------------------------

                                    ANNEX B

                          Management Recognition Plan
                          ---------------------------
                          Beneficiary Designation Form
                          ----------------------------


     As Beneficiary to receive any shares of stock distributable on my behalf pursuant to the Mooresville Savings Bank, SSB Management Recognition Plan, I hereby designate the following:

                     Name           Address              Relationship

Primary Beneficiary:_____________________________________________________

                    _____________________________________________________

                    _____________________________________________________

Contingent Beneficiary:
(if any)            _____________________________________________________

                    _____________________________________________________

                    _____________________________________________________

If more than one primary beneficiary is named, shares will be paid in equal shares to surviving primary beneficiaries. Should the contingent beneficiaries be eligible to receive the benefits (i.e., all primary beneficiaries are deceased), such benefits will be paid in equal shares to such surviving contingent beneficiaries.

Name of Spouse if not given above: ______________________________________


----------------------------  -------------------------------------------
Witness                       Participant

                              -------------------------------------------
                              Date

                                    ANNEX C

                          Management Recognition Plan
                          ---------------------------